Current Assets and Prepaid Expenses - Schedule of Other Receivables and Current Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
VAT and other tax receivables	$ 3.8	$ 4.3
Inventories	5.1	4.3
Other receivables	7.8	4.1
Total other receivables and current assets	$ 16.7	$ 12.7